UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2016

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16609	33-0239910
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Bayview Circle, Suite 400, Newport Beach, California 92660

(Address of principal executive offices, including zip code)

949-242-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement.

On June 6, 2016, the Board of Directors (the “Board”) of Alliance HealthCare Services, Inc. (the “Company”) approved a revised form of indemnification agreement (the “Indemnification Agreement”) to be entered into between the Company and its current and future directors, and officers. The Indemnification Agreement supersedes the Company’s previous form of indemnification agreement.

The Indemnification Agreement provides, among other things, that the Company will indemnify a director or officer (the “Indemnitee”) in the case of proceedings in which the Indemnitee is involved as a party or otherwise by reason of any action taken or failure to act while serving as a director or officer of the Company or of another enterprise at the request of the Company (“Proceeding”). The Company shall indemnify the Indemnitee (i) against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with any Proceeding other than by or in the right of the Company, provided that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that the Indemnitee’s conduct was unlawful; (ii) against all expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with any Proceeding by or in the right of the Company, provided that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; (iii) against all expenses actually and reasonably incurred by the Indemnitee in connection with any Proceeding in which the Indemnitee is successful, in whole or in part; and (iv) against all expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with any Proceeding to which, by reason of the Indemnitee’s corporate status, the Indemnitee is a witness and to which the Indemnitee is not a party.

Notwithstanding the foregoing, the Company agreed to indemnify the Indemnitee against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any Proceeding to the fullest extent permitted by law. The Indemnification Agreement provides, subject to certain limitations, that the Company will advance expenses incurred by the Indemnitee in connection with any Proceeding, provided that the Indemnitee undertakes to reimburse the Company the advanced amount (without interest) to the extent that it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company.

The Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which the Indemnitee may be entitled, including any rights arising under applicable law, the Company’s Certificate of Incorporation or Bylaws (as defined below), a vote of the stockholders, a resolution of the Board or otherwise. The Indemnification Agreement shall continue until and terminate upon the later of: (i) 10 years after the date that the Indemnitee shall have ceased to serve as a director or officer or (ii) one year after the final termination of all Proceedings in respect of which the Indemnitee is granted rights of indemnification or advancement of expenses under the Indemnification Agreement.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2016, at the 2016 annual meeting of stockholders of the Company, the stockholders approved the amendment and restatement of the Company’s 1999 Equity Plan (as amended and restated, the “1999 Equity Plan”) as noted in Item 5.07 below. The amendment and restatement to the plan, among other things, increased the number of shares of common stock available to be awarded under the 1999 Equity Plan from 2,205,000 shares to 3,005,000 shares and extended the term of the 1999 Equity Plan to April 27, 2026. The approval also served as approval of the material terms of the performance goals under the 1999 Equity Plan.

A description of the material terms of the 1999 Equity Plan was included in the Company’s 2016 proxy statement filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”), and the Proxy Statement’s description of the 1999 Equity Plan and its terms on pages 49 through 54 of the Proxy Statement are incorporated herein by reference.

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On June 6, 2016, the Board approved and adopted an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”). The Amendment adds an exclusive forum clause designating the Court of Chancery of the State of Delaware as the exclusive forum for stockholder derivative actions, breach of fiduciary duty claims and other claims relating to Delaware corporate law. The Amendment became effective upon approval by the Board. The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07:	Submission of Matters to a Vote of Security Holders.

The 2016 annual meeting of stockholders of the Company was held on June 6, 2016. Results of the voting at the annual meeting of stockholders are set forth below.

Election of Directors. The stockholders elected the following three Class III directors to hold office for a three-year term expiring at the 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified. The voting results were as follows:

Class III Director	Votes For	Votes Withheld	Broker Non-Votes
Scott A. Bartos	6,729,822	2,334,688	1,274,892
Edward L. Samek	8,448,006	616,504	1,274,892
Tao Zhang	8,684,893	379,617	1,274,892

Amendment and Restatement of 1999 Equity Plan. The stockholders approved the 1999 Equity Plan to increase the number of shares of our common stock available to be awarded under the plan from 2,205,000 shares to 3,005,000 shares and extend the term of the 1999 Equity Plan to April 27, 2026, including approval of the material terms of the performance goals under the 1999 Equity Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
6,714,555	2,347,746	2,209	1,274,892

Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The voting results were as follows:

Votes For	Votes Against	Votes Abstain
9,969,818	368,039	1,545

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K

3.1	Amendment to the Amended and Restated Bylaws of Alliance HealthCare Services, Inc.

10.1	Alliance HealthCare Services, Inc. Form of Indemnification Agreement

10.2	1999 Equity Plan for Employees and Directors of Alliance Healthcare Services, Inc. and Subsidiaries, as amended and restated April 27, 2016 (incorporated by reference to Appendix A of Alliance HealthCare Services, Inc.’s Proxy Statement filed April 29, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2016	ALLIANCE HEALTHCARE SERVICES, INC.

	By:	/s/ Percy C. Tomlinson
	Name:	Percy C. Tomlinson
	Title:	Chief Executive Officer

4